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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 9, 2007


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-8496                 20-8058881
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                          (508) 624-7600 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Executive Compensation

On March 9, 2007, the Compensation Committee of the Board of Directors (the "Committee") of ThinkEngine Networks, Inc. (the "Company") approved the following matters:

(i) The establishment of a 2007 incentive compensation plan (the "Plan"), which provides parameters for certain cash based awards that named executive officers and other management and senior personnel of the Company may earn under the Plan. Pursuant to the Plan, Michael G. Mitchell, President and Chief Executive Officer of the Company, is eligible for an annual target award of 40% of his annualized base salary, and John E. Steinkrauss, Vice President and Chief Financial Officer, is eligible for an annual target award of 30% of his annualized base salary. Actual awards may be earned in greater or lesser percentages based on levels of achievement of specified Company financial performance targets that have been established by the Committee for each award period in the 2007 fiscal year. Payments under the Plan may be earned on a semi-annual basis as follows: 37.5% of the allocated award amount may be earned based upon the Company's financial performance during the first six months of the 2007 fiscal year, and the remaining 62.5% may be earned based upon the Company's financial performance during the second six months of the 2007 fiscal year.

(ii) An increase in the annual base salary for Michael G. Mitchell from $250,000 to $275,000 per year and an increase in the annual base salary for John E. Steinkrauss from $165,000 to $185,000 per year. These salary increases were made retroactive to the pay period beginning January 1, 2007.

(iii) Payment of discretionary bonuses for fiscal year 2006 as follows: Michael
G. Mitchell - $25,000; John E. Steinkrauss - $5,000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THINKENGINE NETWORKS, INC.


Date: March 13, 2007                   By: /s/ John Steinkrauss
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                                           John Steinkrauss
                                           Vice President and Chief Financial
                                           Officer

















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